EXHIBIT 99

                      CERTIFICATION PURSUANT TO SECTION 302
                        OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Algiers Bancorp, Inc. (the "Company") on Form 10-QSB for the period ending June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof ("the Report"), I Francis M. Minor, Executive Vice-President of the Company, certify that:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:  August 9, 2002                By:               /s/ Francis M. Minor
                                              ----------------------------------
                                                       Francis M. Minor
                                                       Executive Vice-President